SUPPLEMENT DATED AUGUST 23, 2006

TO

PROSPECTUS DATED MAY 1, 2006

INVESTRAC ADVANTAGE VARIABLE UNIVERSAL LIFE

INDIVIDUAL FELXIBLE PREMIUM

VARIABLE UNIVERSAL LIFE POLICY

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement amends your prospectus and is effective August 23, 2006. Please read it carefully and keep it with your prospectus for future reference. The prospectus is being modified to enhance the disclosure regarding the risk that the Accumulation Value under the Contract may be insufficient to pay the monthly charges and the Contract may lapse. More specifically, the prospectus is modified as follows:

Delete the subsection entitled “Termination” under the “Risks of the Contract” section on page 6 and substitute a new subsection entitled “Lapse Risk” to read as follows:

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE